EXHIBIT 99.5

                                  R.S.V., INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2003

                                                                               .
                                                                               .
                                                                               .

                                    CONTENTS

                                                                            Page
                                                                            ----
Independent Auditors' Report on the Financial Statements                      1

Balance Sheet
  Assets                                                                      2
  Liabilities and Shareholders' Equity                                        3

Statement of Income                                                           4

Statement of Retained Earnings                                                5

Statement of Cash Flows                                                       6

Notes to Financial Statements                                              7-10

Independent Auditors' Report on the Supplementary Information                11

Supplementary Information
  Schedule of Operating Expenses                                             12
  Schedule of General and Administrative Expenses                            13

                          INDEPENDENT AUDITORS' REPORT
                           ON THE FINANCIAL STATEMENTS

To the Board of Directors and Shareholder
R.S.V., INC.
Kingsport, Tennessee

We have audited the accompanying balance sheet of R.S.V., Inc. as of December 31, 2003 and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R.S.V., Inc. at December 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles in the United States of America.

                                                    STEPHANS, KUN & CO., P.C.
                                                    Certified Public Accountants
                                                    July 1, 2004

                                  R.S.V., INC.
                                 BALANCE SHEET
                                DECEMBER 31, 2003

                                     ASSETS

Current Assets
  Accounts receivable - trade                             $          158,176
  Advances - shareholder                                              32,712
  Advances - related companies                                        16,615
                                                          ------------------
   Total current assets                                              207,503
                                                          ------------------

Property and Equipment
  Land                                                                50,000
  Building                                                           210,000
  Tractors and trailers                                            3,221,065
  Automobile                                                          32,000
  Furniture and fixtures                                              27,951
  Leasehold improvements                                              45,874
                                                          ------------------
   Total property and equipment                                    3,586,890
  Less accumulated depreciation                                    3,145,422
                                                          ------------------
   Net property and equipment                                        441,468
                                                          ------------------
Other Assets
  Investments - at cost                                               16,714
  Loan receivable - shareholder                                       41,344
  Deposits                                                               300
                                                          ------------------
   Total other assets                                                 58,358
                                                          ------------------
Total Assets                                              $          707,329
                                                          ==================

                 See accompanying notes and accountants' report

                                  R.S.V., INC.
                                 BALANCE SHEET
                                DECEMBER 31, 2003

                                   LIABILITIES
Current Liabilities
  Cash overdraft                                          $          31,456
  Current portion of long-term debt                                  38,881
  Accounts payable - trade                                           33,715
  Accrued payroll                                                    28,623
  Accrued and withheld payroll taxes                                 20,587
  Due from employees                                                 14,510
                                                          -----------------
    Total current liabilities                                       967,772
Long-term debt - net of current portion                           1,548,706
                                                          -----------------
    Total liabilities                                             2,516,478
                                                          -----------------

                              SHAREHOLDERS' EQUITY

Capital Stock
  Common stock - no par value, 100 shares
    authorized, 10 shares issued and outstanding                      1,000
  Retained earnings (deficit)                                    (1,810,149)
                                                          -----------------
    Total shareholders' equity (deficit)                         (1,809,149)
                                                          -----------------
Total Liabilities and Shareholders' Equity                $         707,329
                                                          =================

                 See accompanying notes and accountants' report

                                  R.S.V., INC.
                              STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2003

Trucking revenue                                          $       5,204,383
Agency revenue                                                      115,217
                                                          -----------------
  Total revenues                                                  5,319,600
Operating expenses                                                4,803,766
                                                          -----------------
  Gross profit                                                      515,834
General and administrative expenses                                 512,896
                                                          -----------------
  Income (loss) from operations                                       2,938
                                                          -----------------
Other Income and (Expense)
  Rental and lease income                                            55,770
  Interest income                                                     3,864
  Interest expense                                                 (268,974)
  Gain on sale of investments                                         2,949
                                                          -----------------
    Net other income                                               (206,391)
                                                          -----------------
Net Income (Loss)                                         $        (203,453)
                                                          =================

                 See accompanying notes and accountants' report

                                  R.S.V., INC.
                         STATEMENT OF RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

Retained earnings - beginning of the year                 $      (1,606,696)

  Net income (loss) for the year                                   (203,453)
                                                          -----------------

Retained earnings (deficit) - end of the year             $      (1,810,149)
                                                          =================

                 See accompanying notes and accountants' report

                                  R.S.V., INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

Cash Flows From Operating Activities
  Net income (loss)                                       $        (203,453)
  Adjustment to reconcile net income to net cash
   provided (used) by operating activities
    Depreciation                                                    388,998
    Gain on sale of investment                                       (2,949)
    Change in current assets (increase) decrease
     Accounts receivable                                            (54,300)
     Federal income tax refund receivable                           182,115
     Other current assets                                            25,822
  Change in current liabilities increase (decrease)
    Accounts payable                                               (128,147)
    Other current liabilities                                        21,479
                                                          -----------------
      Net cash provided (used) by operating activities              229,565
                                                          -----------------

Cash Flows From Investing Activities
  Proceeds from sale of investments                                   2,949
  Collections on shareholder loan receivable                        137,806
  Capital expenditures                                             (102,776)
                                                          -----------------
    Net cash provided (used) by investing activities                 37,979
                                                          -----------------

Cash Flows From Financing Activities
  Proceeds from borrowings                                          102,776
  Principal payments on long-term debt                             (373,743)
                                                          -----------------
     Net cash provided (used) by financing activities              (270,967)
                                                          -----------------
Net increase (decrease) in cash                                      (3,423)
Cash at beginning of year                                             3,423
                                                          -----------------
Cash at end of year                                       $               0
                                                          =================

                 See accompanying notes and accountants' report

                                  R.S.V., INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

The Company was incorporated in the State of Tennessee in May, 1989 and operates on a calendar year. The Company is an agent for principally one transportation company and, as such, books freight and cargo truck loads for pickup and delivery all over the United States of America.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Basis of Accounting

The Company records revenue when freight loads are confirmed by bills of lading. Costs and expenses are recorded on the accrual basis.

Fixed Assets and Depreciation

Equipment and vehicles are recorded at cost. Depreciation is computed in accordance with the accelerated cost recovery method over the estimated useful lives of the respective assets. Depreciation lives range from three to seven years.

Income Taxes

The Company is taxed as a C-Corporation for both federal and state purposes. There is no provision for income taxes since the Company incurred a net operating loss for the year. The net operating loss creates a deferred tax asset, however, the valuation allowance reduces the value of the deferred tax asset to zero.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

NOTE  2 - CONCENTRATION OF CREDIT RISK

The Company's cash balances are insured by the Federal Deposit Insurance Corporation up to $100,000. There were no uninsured cash balances at December 31, 2003.

                                  R.S.V., INC.
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

NOTE 3 - LONG-TERM DEBT

Long-Term Debt consists of the following at December 31, 2003

  Note payable to Ranger Corp. in weekly installments of $1,236
  including interest at  8.0%.  Secured by equipment.                      $             61,821

  Note payable to a shareholder.  No scheduled repayment terms.                          20,000

  Notes payable to State of Franklin in monthly installments of
  $17,774 including interest at  5.25%.  Secured by equipment.                          683,010

  Notes payable to PACCAR Financial in monthly installments of
  $15,143 including interest at 9.5%,  Secured by equipment.                            719,281

  Notes payable to Citi Capital in monthly installments of $7,658
  including interest at 8.50%. Secured by equipment.                                    197,620

  Notes payable to Daimler Chrysler in monthly installments of
  $5,123 including interest at 8.5%. Secured by equipment.                              140,840

  Notes payable to Financial Federal Credit in monthly installments
  of $12,913 including interest at 9.0%.  Secured by equipment.                         365,015
                                                                           --------------------

       Total debt                                                          $          2,187,587
       Less: current portion                                                            638,881
                                                                           --------------------
       Total long-term debt                                                $          1,548,706
                                                                           ====================
Future maturity on long-term debt is as follows:

                                 December 31, 2004                         $            638,881
                                              2005                                      601,983
                                              2006                                      511,369
                                              2007                                      265,210
                               2008 and thereafter                                      170,144
                                                                           --------------------
                                                                           $          2,187,587
                                                                           ====================

                                  R.S.V., INC.
                          NOTES TO FINANCIAL STATEMENT
                                DECEMBER 31, 2003

NOTE  4 - LEASED EQUIPMENT

The Company leases a parking lot used to park trailers from the majority shareholder. Rent paid in 2003 was $ 13,200. The lease is an oral agreement.

In addition to the vehicles owned, the Company leased vehicles at a cost of $575,000 for the year ended December 31, 2003 from the majority shareholder. Lease payments for the year were $163,800 and were paid directly to Volvo Finance. The lease is structured as a "wraparound" lease where the Company pays the debt related to the original purchase of the vehicles leased. In addition, the Company paid $25,993 in interest charges on behalf of the majority shareholder. The balance due from the majority shareholder on this transaction is $41,344 at year end. Future minimum lease payments due on this contract is as follows:

December 31, 2004                                        $       163,800
             2005                                                 81,900
                                                         ---------------
                                                         $       245,700
                                                         ===============

NOTE  5 - RELATED PARTY TRANSACTIONS

Venco Trucking is owned 100% by Richard S. Venable. Mr. Venable also owns 90% of R.S.V., Inc.
Tennstar Transportation is owned 100% by Mr. Venable.
Blue Star Trucking is owned 100% by Mr. Venable.
Truck Repair Service, Inc. is owned 50% by Mr. Venable and 50% by William Brooks. Mr. Brooks also owns 10% of R.S.V., Inc.

The Company advanced $ 16,615 to Venco. Venco paid the Company $65,625 and received $9,000 in rent for various leases, all of which were oral agreements. As stated in note 4, the Company paid Mr. Venable $13,200 in rent, $163,800 in lease expense and $25,993 for interest. The Company also paid off the balance of $23,011 which was owed on a mortgage secured by the land and building purchased by Mr. Venable and sold to the Company. Finally, the Company advanced $32,712 to Mr. Venable.
Mr. Brooks loaned the Company $20,000 in 2002. No interest was paid for this year.
The Company paid Tennstar $3359,778 in management fees.
The Company paid $259,666 to Truck Repair Service, Inc. for repairs and maintenance for the year.

                                  R.S.V., INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

NOTE  6 - SUBSEQUENT EVENTS

In April 2004 an agreement was signed to sell the Company assets and cease freight hauling operations as R.S.V., Inc. Contingencies in this agreement were pending at statement date.

                                 R.S.V., INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2003

                                    CONTENTS


                                                                                Page
                                                                              ---------
Independent Auditors' Report on the Financial Statements                           1

Balance Sheet
  Assets                                                                           2
  Liabilities and Shareholders' Equity                                             3

Statement of Income                                                                4

Statement of Retained Earnings                                                     5

Statement of Cash Flows                                                            6

Notes to Financial Statements                                                 7 - 10

Independent Auditors' Report on the Supplementary Information                     11

Supplementary Information
  Schedule of Operating Expenses                                                  12
  Schedule of General and Administrative Expenses                                 13

                          INDEPENDENT AUDITORS' REPORT
                           ON THE FINANCIAL STATEMENTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDER
R.S.V., INC.
Kingsport, Tennessee

We have audited the accompanying balance sheet of R.S.V., Inc. as of December 31, 2002, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R.S.V., Inc. at December 31, 2002 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles in the United States of America.

                                                    STEPHANS, KUN & CO., P.C.
                                                    Certified Public Accountants
                                                    July 1, 2004

                                  R.S.V., INC.
                                 BALANCE SHEET
                                DECEMBER 31,2002

                                     ASSETS

Current Assets
  Cash                                                         $           3,423
  Accounts receivable - trade                                            103,876
  Federal tax refunds receivable                                         182,115
  Advances - shareholder                                                  19,916
  Advances - related companies                                            55,233
                                                               -----------------
    Total current assets                                                 364,563
                                                               -----------------
Property and Equipment
 Land                                                                     50,000
 Building                                                                210,000
 Tractors and trailers                                                 3,120,447
 Automobile                                                               32,000
 Furniture and fixtures                                                   25,793
 Leasehold improvements                                                   45,874
                                                               -----------------
  Total property and equipment                                         3,484,114
 Less accumulated depreciation                                         2,596,244
                                                               -----------------

  Net property and equipment                                             887,870
                                                               -----------------
Other Assets
 Investments - at cost                                                    14,040
 Loan receivable - shareholder                                           179,150
 Deposits                                                                    300
                                                               -----------------
  Total other assets                                                     193,490
                                                               -----------------

Total Assets                                                   $       1,445,923
                                                               =================

                 See accompanying notes and accountants' report

                                  R.S.V., INC.
                                  BALANCE SHEET
                                DECEMBER 31,2002

                                   LIABILITIES

Current Liabilities
  Current portion of long-term debt                            $         586,744
  Shareholder loan payable - demand                                       20,000
  Landstar Ranger loan payable - demand                                  115,000
  Accounts payable - trade                                               361,862
  Accrued payroll                                                         18,493
  Accrued and withheld payroll taxes                                       4,874
  Due from employees                                                       1,530
  Other liabilities                                                       48,800
                                                               -----------------
   Total current liabilities                                           1,157,303

Long-term debt - net of current portion                                1,943,116
                                                               -----------------
   Total liabilities                                                   3,100,419
                                                               -----------------
                              SHAREHOLDERS' EQUITY

Capital Stock
  Common stock - no par value, 100 shares
    authorized, 10 shares issued and outstanding                           1,000
  Retained earnings (deficit)                                         (1,655,496)
                                                               -----------------
   Total shareholders' equity (deficit)                               (1,654,496)
                                                               -----------------

Total Liabilities and Shareholders' Equity                     $       1,445,923
                                                               =================

                 See accompanying notes and accountants' report

                                   R.S.V.,INC.
                              STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2002

Trucking revenue                                               $       4,699,147
Agency revenue                                                           127,392
                                                               -----------------

  Total revenues                                                       4,826,539
Operating expenses                                                     4,736,257
                                                               -----------------

  Gross profit                                                            90,282
General and administrative expenses                                      537,614
                                                               -----------------

  Income (loss) from operations                                         (447,332)
                                                               -----------------
Other Income and (Expense)

 Rental and lease income                                                 112,548
 Interest income                                                           4,894
 Interest expense                                                       (256,465)
 Reserve for investment in bank stock                                   (104,600)
 Loss on sale of investments                                             (27,626)
                                                               -----------------

  Net other income                                                      (271,249)
                                                               -----------------

 Income (loss) before provision for income taxes                        (718,581)
 Provision for income tax refund                                          86,085
                                                               -----------------

Net Income (Loss)                                              $        (632,496)
                                                               =================

                 See accompanying notes and accountants' report

                                  R.S.V., INC.
                         STATEMENT OF RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31,2002

Retained earnings - beginning of the year            $      (1,119,030)
   Prior year adjustment for income tax refund                  96,030
   Net income (loss) for the year                             (632,496)
                                                     -----------------
Retained earnings (deficit) - end of the year        $      (1,655,496)
                                                     =================

                 See accompanying notes and accountants' report

                                  R.S.V., INC.
                             STATEMENT OF CASH FLOWS
                       FOR THE YEAR ENDED DECEMBER 31,2002

Cash Flows From Operating Activities
   Net income (loss)                                                        $    (632,496)
   Adjustment to reconcile net income to net cash
    provided (used) by operating activities
      Depreciation                                                                460,238
      Loss on sale of investment                                                   27,626
      Reserve for investment in bank stock                                        104,600
      Change in current assets (increase) decrease
         Accounts receivable                                                       20,235
         Federal income tax refund receivable                                    (182,115)
         Other current assets                                                      40,469
   Change in current liabilities increase (decrease)
      Accounts payable                                                            214,775
      Other current liabilities                                                     2,187
                                                                            -------------
          Net cash provided (used) by operating activities                         55,519
                                                                            -------------
Cash Flows From Investing Activities
   Losses on sale and decline in value of investments                            (132,226)
   Collections on shareholder loan receivable                                     280,701
   Capital expenditures                                                          (583,741)
                                                                            -------------
      Net cash provided (used) by investing activities                           (435,266)
                                                                            -------------
Cash Flows From Financing Activities
   Proceeds from shareholder loan                                                  20,000
   Proceeds from borrowings                                                       698,701
   Principal payments on long-term debt                                          (464,604)
                                                                            -------------
          Net cash provided (used) by financing activities                        254,097
                                                                            -------------
Net increase (decrease) in cash                                                  (125,650)
Cash at beginning of year                                                         129,073
                                                                            -------------
Cash at end of year                                                         $       3,423
                                                                            =============

                 See accompanying notes and accountants' report

                                  R.S.V., INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31,2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the business

The Company was incorporated in the State of Tennessee in May, 1989 and operates on a calendar year. The Company is an agent for principally one transportation company and, as such, books freight and cargo truck loads for pickup and delivery all over the United States of America.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Basis of Accounting

The Company records revenue when freight loads are confirmed by bills of lading. Costs and expenses are recorded on the accrual basis.

Fixed Assets and Depreciation

Equipment and vehicles are recorded at cost. Depreciation is computed in accordance with the accelerated cost recovery method over the estimated useful lives of the respective assets. Depreciation lives range from three to seven years.

Income Taxes

The Company is taxed as a C-Corporation for both federal and state purposes. The provision for income tax refund represents refunds generated from the carryback provisions of the net operating loss realized for the year 2002.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

NOTE 2 - CONCENTRATION OF CREDIT RISK

The Company's cash balances are insured by the Federal Deposit Insurance Corporation up to $100,000. There were no uninsured cash balances at December 31, 2002.

                                  R.S.V., INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31,2002

NOTE 3 - LONG-TERM DEBT

Long-Term Debt consists of the following at December 31, 2002:

Note payable to wanda roberts in monthly installments of $1,491
including interest at 8.0%.  Secured by real estate.                                 $       23,012

Note payable to Mercedes Financial in monthly installments of
$5,123 including interest at 8.5%.  Secured by equipment.                                   181,727

Note payable to Citicorp Financial in monthly installments of
$6,270 including interest at 8.5%.  Secured by equipment.                                   243,635

Note payable to Volvo Financial in monthly installments of $11,172
including interest at 9.0%.  Secured by equipment.                                          242,003

Note payable to Financial Federal in monthly installments of $5,193
including interest at 9.08%.  Secured by equipment.                                         120,151

Note payable to Financial Federal in monthly installments of $7,720
including interest at 8.9%.  Secured by equipment.                                          310,194

Note payable to PACCAR in monthly installments of $7,485 including
interest at 9.7%.  Secured by equipment.                                                    381,188

Note payable to PACCAR in monthly installments of $7,659 including
interest at 9.7%.  Secured by equipment.                                                    381,494

Note payable to State of Franklin Savings Bank in monthly installments
of $13,959 including interest at 10.0%.  Secured by equipment,                              646,456
                                                                                      -------------
              Total debt                                                             $    2,529,860
              Less: current portion                                                         586,744
                                                                                      -------------
              Total long-term debt                                                   $    1,943,116
                                                                                      =============
Future maturity on long-term debt is as follows:

                                                    December 31, 2003                $      586,744
                                                                 2004                       614,186
                                                                 2005                       480,783
                                                                 2006                       466,373
                                                                 2007                       308,915
                                                           Thereafter                        72,859
                                                                                     --------------
                                                                                     $    2,529,860
                                                                                     ==============

                                  R.S.V., INC.
                          NOTES TO FINANCIAL STATEMENT
                                DECEMBER 31,2002

NOTE 4 - LEASED EQUIPMENT

The Company leases a parking lot used to park trailers from the majority shareholder. Rent paid in 2002 was $ 14,300. The lease is an oral agreement.

In addition to the vehicles owned, the Company leased vehicles at a cost of $575,000 for the year ended December 31, 2002 from the majority shareholder. Lease payments for the year were $163,800 and were paid directly to Volvo Finance. The lease is structured as a "WRAPAROUND" lease where the Company pays the debt related to the original purchase of the vehicles leased. In addition, the Company paid $36,123 in interest charges on behalf of the majority shareholder. The balance due from the majority shareholder on this transaction is $ 179,150 at year end. Future minimum lease payments due on this contract is as follows:

December 31,2003              $       163,800
        2004                          163,800
        2005                           81,900
                              ---------------
                              $       409,500
                              ===============

NOTE 5 - RELATED PARTY TRANSACTIONS

Venco Trucking is owned 100% by Richard S. Venable. Mr. Venable also owns 90% of R.S.V., inc.
Tennstar Transportation is owned 100% by Mr. Venable.
Blue Star Trucking is owned 100% by Mr. Venable.
Truck Repair Service, Inc. is owned 50% by Mr. Venable and 50% by William Brooks. Mr. Brooks also owns 10% of R.S.V., inc.

The Company advanced $ 54,308 to Venco. Venco paid the Company $65,625 for various leases, all of which were oral agreements.
As stated in note 4, the Company paid Mr. Venable $14,300 in rent, $163,800 in lease expense and $36,123 for interest. The Company also paid $3,352 for interest expense and owed $23,011 on a mortgage secured by the land and building purchased by Mr. Venable and sold to the Company. Finally, the Company advanced $19,916 to Mr. Venable.
Mr. Brooks loaned the Company $20,000. no interest was paid for the year.
Blue star was advanced $23,200 which was written off as a bad debt at year end. The Company paid Tennstar $372,500 in management fees and advanced Tennstar $925.
The Company paid $153,610 to Truck Repair Service, Inc. for repairs and maintenance for the year

                                  R.S.V., INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31,2002

NOTE 6 - SUBSEQUENT EVENTS

In April 2004 an agreement was signed to sell the company assets and cease freight hauling operations as R.S.V., Inc., Contingencies in this agreement were pending at statement date.